Exhibit 24

AGREEMENT TO FILE JOINTLY AND STATEMENT APPOINTING DESIGNATED FILER AND AUTHORIZED SIGNATORY

Each of the undersigned entities and individuals (collectively, the “Reporting Persons“) hereby authorizes and designates True Venture Partners IV, L.L.C. or such other person or entity as is designated in writing by James G. Stewart (the “Designated Filer”) as the beneficial owner to prepare and file on behalf of such Reporting Person individually, or jointly together with the other Reporting Persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Form D, Form ADV, Schedule 13D, Form 13F, Schedule 13G, Form 13H, Form 3, Form 4 and Form 5) that such Reporting Person may be required to file with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (together with the implementing regulations thereto, the “Act”), the Securities Exchange Act of 1934, as amended (together with the implementing regulations thereto, the “Exchange Act”) or any other domestic or international state, federal or national agency (collectively, the “Reports”) with respect to the Reporting Person’s ownership of, or transactions in, securities of any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person (collectively, the “Companies”).

Each Reporting Person hereby further authorizes and designates James G. Stewart (the “Authorized Signatory”) to execute and file on behalf of such Reporting Person the Reports and to perform any and all other acts, which in the opinion of the Designated Filer or Authorized Signatory may be necessary or incidental to the performance of the foregoing powers herein granted.

The authority of the Designated Filer and the Authorized Signatory under this document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file any Reports with respect to the Reporting Person’s ownership of, or transactions in, the securities of the Companies, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signatory are not assuming any of the Reporting Person’s responsibilities to comply with the Act or the Exchange Act.

November 20, 2015	TRUE VENTURE PARTNERS IV, L.L.C.,
a Delaware Limited Liability Company

	By:	/s/ Philip D. Black
Philip D. Black, Managing Member

November 20, 2015	TRUE VENTURES IV, L.P.,
a Delaware Limited Partnership

	By:	True Venture Partners IV, L.L.C.,
a Delaware Limited Liability Company,
Its General Partner

	By:	/s/ Philip D. Black
Philip D. Black, Managing Member

November 20, 2015	TRUE VENTURES IV-A, L.P.,
a Delaware Limited Partnership

	By:	True Venture Partners IV, L.L.C.,
a Delaware Limited Liability Company,
Its General Partner

	By:	/s/ Philip D. Black
Philip D. Black, Managing Member

November 20, 2015	By:	/s/ Philip D. Black
Philip D. Black

November 20, 2015	By:	/s/ Jon Callaghan
Jon Callaghan

AGREEMENT TO FILE JOINTLY AND STATEMENT APPOINTING DESIGNATED FILER AND

AUTHORIZED SIGNATORY

Each of the undersigned entities and individuals (collectively, the "Reporting Persons") hereby authorizes and designates True Venture Partners Select I, L.L.C. or such other person or entity as is designated in writing by James G. Stewart (the "Designated Filer") as the beneficial owner to prepare and file on behalf of such Reporting Person individually, or jointly together with the other Reporting Persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Form D, Form ADV, Schedule 13D, Form 13F, Schedule 13G, Form 13H, Form 3, Form 4 and Form 5) that such Reporting Person may be required to file with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (together with the implementing regulations thereto, the "Act"), the Securities Exchange Act of 1934, as amended (together with the implementing regulations thereto, the "Exchange Act") or any other domestic or international state, federal or national agency (collectively, the "Reports") with respect to the Reporting Person's ownership of, or transactions in, securities of any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person ( collectively, the "Companies").

Each Reporting Person hereby further authorizes and designates James G. Stewart (the "Authorized Signatory") to execute and file on behalf of such Reporting Person the Reports and to perform any and all other acts, which in the opinion of the Designated Filer or Authorized Signatory may be necessary or incidental to the performance of the foregoing powers herein granted.

The authority of the Designated Filer and the Authorized Signatory under this document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file any Reports with respect to the Reporting Person's ownership of, or transactions in, the securities of the Companies, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signatory are not assuming any of the Reporting Person's responsibilities to comply with the Act or the Exchange Act.

May 6, 2020	TRUE VENTURE PARTNERS SELECT I, L.L.C.,
a Delaware Limited Liability Company

	By:	/s/ Philip D. Black
Philip D. Black, Managing Member

May 6, 2020	TRUE VENTURES SELECT I, L.P.,
a Delaware Limited Partnership

	By:	True Venture Partners Select I, L.L.C.,
a Delaware Limited Liability Company,
Its General Partner

	By:	/s/ Philip D. Black
Philip D. Black, Managing Member

May 6, 2020	By:	/s/ Philip D. Black
Philip D. Black

May 6, 2020	By:	/s/ Jon Callaghan
Jon Callaghan

AGREEMENT TO FILE JOINTLY AND STATEMENT APPOINTING DESIGNATED FILER AND

AUTHORIZED SIGNATORY

Each of the undersigned entities and individuals (collectively, the "Reporting Persons") hereby authorizes and designates True Venture Partners Select II, L.L.C. or such other person or entity as is designated in writing by James G. Stewart (the "Designated Filer") as the beneficial owner to prepare and file on behalf of such Reporting Person individually, or jointly together with the other Reporting Persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Form D, Form ADV, Schedule 13D, Form 13F, Schedule 13G, Form 13H, Form 3, Form 4 and Form 5) that such Reporting Person may be required to file with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (together with the implementing regulations thereto, the "Act"), the Securities Exchange Act of 1934, as amended (together with the implementing regulations thereto, the "Exchange Act") or any other domestic or international state, federal or national agency (collectively, the "Reports") with respect to the Reporting Person's ownership of, or transactions in, securities of any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person ( collectively, the "Companies").

Each Reporting Person hereby further authorizes and designates James G. Stewart (the "Authorized Signatory") to execute and file on behalf of such Reporting Person the Reports and to perform any and all other acts, which in the opinion of the Designated Filer or Authorized Signatory may be necessary or incidental to the performance of the foregoing powers herein granted.

The authority of the Designated Filer and the Authorized Signatory under this document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file any Reports with respect to the Reporting Person's ownership of, or transactions in, the securities of the Companies, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signatory are not assuming any of the Reporting Person's responsibilities to comply with the Act or the Exchange Act.

May 6, 2020	TRUE VENTURE PARTNERS SELECT II, L.L.C.,
a Delaware Limited Liability Company

	By:	/s/ Philip D. Black
Philip D. Black, Managing Member

May 6, 2020	TRUE VENTURES SELECT II, L.P.,
a Delaware Limited Partnership

	By:	True Venture Partners Select II, L.L.C.,
a Delaware Limited Liability Company,
Its General Partner

	By:	/s/ Philip D. Black
Philip D. Black, Managing Member

May 6, 2020	By:	/s/ Philip D. Black
Philip D. Black

May 6, 2020	By:	/s/ Jon Callaghan
Jon Callaghan

AGREEMENT TO FILE JOINTLY AND STATEMENT APPOINTING DESIGNATED FILER AND

AUTHORIZED SIGNATORY

Each of the undersigned entities and individuals (collectively, the "Reporting Persons") hereby authorizes and designates True Venture Partners Select III, L.L.C. or such other person or entity as is designated in writing by James G. Stewart (the "Designated Filer") as the beneficial owner to prepare and file on behalf of such Reporting Person individually, or jointly together with the other Reporting Persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Form D, Form ADV, Schedule 13D, Form 13F, Schedule 13G, Form 13H, Form 3, Form 4 and Form 5) that such Reporting Person may be required to file with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (together with the implementing regulations thereto, the "Act"), the Securities Exchange Act of 1934, as amended (together with the implementing regulations thereto, the "Exchange Act") or any other domestic or international state, federal or national agency (collectively, the "Reports") with respect to the Reporting Person's ownership of, or transactions in, securities of any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person ( collectively, the "Companies").

Each Reporting Person hereby further authorizes and designates James G. Stewart (the "Authorized Signatory") to execute and file on behalf of such Reporting Person the Reports and to perform any and all other acts, which in the opinion of the Designated Filer or Authorized Signatory may be necessary or incidental to the performance of the foregoing powers herein granted.

The authority of the Designated Filer and the Authorized Signatory under this document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file any Reports with respect to the Reporting Person's ownership of, or transactions in, the securities of the Companies, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signatory are not assuming any of the Reporting Person's responsibilities to comply with the Act or the Exchange Act.

May 6, 2020	TRUE VENTURE PARTNERS SELECT III, L.L.C.,
a Delaware Limited Liability Company

	By:	/s/ Philip D. Black
Philip D. Black, Managing Member

May 6, 2020	True Venture Partners Select III, L.L.C
a Delaware Limited Partnership

	By:	True Venture Partners Select III, L.L.C.,
a Delaware Limited Liability Company,
Its General Partner

	By:	/s/ Philip D. Black
Philip D. Black, Managing Member

May 6, 2020	By:	/s/ Philip D. Black
Philip D. Black

May 6, 2020	By:	/s/ Jon Callaghan
Jon Callaghan